THE GABELLI GLOBAL UTILITY & INCOME TRUST
One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information: Adam Tokar (914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE Rye, New York December 19, 2018	NYSE American – GLU CUSIP – 36242L105

GABELLI GLOBAL UTILITY & INCOME TRUST

COMPLETES SUCCESSFUL RIGHTS OFFERING

RAISES $85 MILLION

Rye, NY — The Board of Trustees of The Gabelli Global Utility & Income Trust (NYSE American:GLU) (the “Fund”) is pleased to announce the completion of its transferable rights offering (the “Offering” or “Offer”) in which the Fund will issue approximately 1.2 million common and 1.2 million newly issued Series B Cumulative Puttable and Callable preferred shares (the “Series B Preferred”), totaling $85 million.

Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each common share of the Fund to shareholders of record (record date shareholders) as of November 12, 2018. Holders of Rights were entitled to purchase one common share and one newly issued Series B Preferred share by submitting three Rights and $67.50 per share (the subscription price). The Offer expired at 5:00 PM Eastern Time on December 14, 2018 and the Rights no longer trade on the NYSE American.

All of the common and preferred shares subscribed for will be issued on or about December 19, 2018.

We thank all our subscribing shareholders, as well as the full service brokers and financial advisers who assisted our shareholders throughout the Offering.

The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company with $85 million in total net assets whose primary investment objective is to seek a consistent level of after tax total return for its investors with an emphasis on tax-advantaged dividend income under current tax law. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.